UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 20, 2007
MOVIE GALLERY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 West Main Street Dothan, Alabama	36301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(334) 677-2108

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 20, 2007, the Company issued a press release announcing its preliminary financial results for the year ended December 31, 2006 and the quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 9.01. The information furnished in this Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
     99.1 Press Release dated February 20, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOVIE GALLERY, INC.
Date: February 21, 2007

/S/ Thomas D. Johnson, Jr.

Thomas D. Johnson, Jr.
Senior Vice President — Corporate
Finance and Business Development,
Interim Chief Financial Officer

INDEX TO EXHIBITS
99.1 Press Release dated February 20, 2007.